Exhibit 99.11

MBNA MASTER CREDIT CARD TRUST II SERIES 1996-B

KEY PERFORMANCE FACTORS
October 31, 1999



        Expected B Maturity                                        4/17/06


        Blended Coupon                                              5.7115%



        Excess Protection Level
          3 Month Average  5.87%
          October, 1999  6.03%
          September, 1999  5.71%
          August, 1999  5.86%


        Cash Yield                                  18.61%


        Investor Charge Offs                        4.68%


        Base Rate                                   7.90%


        Over 30 Day Delinquency                     5.07%


        Seller's Interest                           9.14%


        Total Payment Rate                          14.64%


        Total Principal Balance                     $47,636,626,081.62


        Investor Participation Amount               $500,000,000.00


        Seller Participation Amount                 $4,354,806,563.13